ROCHESTER PORTFOLIO SERIES - LIMITED TERM NEW YORK MUNICIPAL FUND
                  SUPPLEMENT DATED DECEMBER 29, 1997 TO THE
             STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1997


This Supplement changes the Statement of Additional Information as follows:

The   following   is   added  as  a  third   paragraph   under   the   caption
"Non-Fundamental Investment Restrictions" on page 18:

            Bonds which are refunded with escrowed U.S. government securities are considered U.S. government securities for purposes of the Fund's policy not to concentrate. Subject to the limitations stated above, the Fund may from time to time invest more than 25% of its total assets in a particular segment of the municipal securities market, including but not limited to general obligation bonds, pollution control bonds, hospital bonds, or any other municipal segment listed in Appendix A to this Statement of Additional Information. In these circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project or decreased demand for a type of project ) might also affect other bonds in the same municipal market segment, thereby potentially increasing market risk to the Fund.



December 29, 1997                                                   PX0355.002